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                                 EXHIBIT (h)(9)

                                               Dated:_____________________, 1999

                           FORM OF AMENDED SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES
                               DATED APRIL 1, 1996

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund
AmSouth International Equity Fund
AmSouth Mid-Cap Equity Fund

AmSouth Growth Opportunities Fund

AmSouth Large-Cap Equity Fund
AmSouth Limited Term U.S. Government Fund
AmSouth Tennessee Tax-Exempt Fund
AmSouth Limited Term Tennessee Tax-Exempt Fund
AmSouth U.S. Treasury Money Market Fund
AmSouth Aggressive Growth Portfolio
AmSouth Growth Portfolio
AmSouth Growth & Income Portfolio
AmSouth Moderate Growth & Income Portfolio
AmSouth Current Income Portfolio


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                                              ASO SERVICES COMPANY

                                              By:  ___________________________
                                              Title:  ________________________


                                              BISYS FUND SERVICES LIMITED
                                                 PARTNERSHIP

                                              By:  BISYS Fund Services, Inc.,
                                                   General Partner

                                              By:  ___________________________
                                              Title:  ________________________


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                                             Dated:______________________ , 1999

                           FORM OF AMENDED SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES
                               DATED APRIL 1, 1996

Name of Fund                                 Compensation*
------------                                 -------------

AmSouth Prime Obligations Fund               Such percentage of ASO's
AmSouth U.S. Treasury Fund                   compensation received pursuant to
AmSouth Tax Exempt Fund                      the Management and Administration
AmSouth Equity Fund                          Agreement with the Trust as shall
AmSouth Regional Equity Fund                 be agreed upon from time to time
AmSouth Balanced Fund                        between the parties.
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund
AmSouth International Equity Fund
AmSouth Mid-Cap Equity Fund

AmSouth Growth Opportunities Fund

AmSouth Large-Cap Equity Fund
AmSouth Limited Term U.S. Government Fund
AmSouth Tennessee Tax-Exempt Fund
AmSouth Limited Term Tennessee Tax-Exempt
 Fund
AmSouth U.S. Treasury Money Market Fund
AmSouth Aggressive Growth Portfolio
AmSouth Growth Portfolio
AmSouth Growth & Income Portfolio
AmSouth Moderate Growth & Income Portfolio
AmSouth Current Income Portfolio


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                                             ASO SERVICES COMPANY

                                             By:  ___________________________
                                             Title:  ________________________


                                             BISYS FUND SERVICES LIMITED
                                                PARTNERSHIP

                                             By:  BISYS Fund Services, Inc.,
                                                  General Partner

                                             By:  ___________________________
                                             Title:  ________________________

------------------
     *All fees are computed daily and paid periodically